SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         Date of Report: April 17, 2000

                      CIRCUIT CITY CREDIT CARD MASTER TRUST

             (Exact name of registrant as specified in its charter)


      United States                0-26172                 58-1897792
      -------------                -------                 ----------
     (State or other             (Commission              (IRS Employer
      jurisdiction                 File No.)           Identification No.)
    of incorporation)

              225 Chastain Meadows Court, Kennesaw, Georgia 30144
              --------------------------------------------- -----
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  March  2000  to  the   Series   1995-1
                     Certificateholders on April 17, 2000.

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  March  2000  to  the   Series   1996-1
                     Certificateholders on April 17, 2000.

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  March  2000  to  the   Series   2000-1
                     Certificateholders on April 17, 2000.

Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:


        99.1 Series 1995-1 Certificateholders Statement for the month of March 2000.

        99.2 Series 1996-1 Certificateholders Statement for the month of March 2000.

        99.3 Series 2000-1 Certificateholders Statement for the month of March 2000.





                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CIRCUIT CITY CREDIT CARD
                                            MASTER TRUST


                                            By:       FIRST NORTH AMERICAN
                                                      NATIONAL BANK, as
                                                      Transferor and Servicer

                                            By:
                                                      Michael T. Chalifoux
                                                      Chairman of the Board

Date:      April 17, 2000

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM 8-K

                      CIRCUIT CITY CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS

        Exhibit
        Number          Exhibit


        99.1 Series 1995-1 Certificateholders Statement for the month of March 2000.


        99.2 Series 1996-1 Certificateholders Statement for the month of March 2000.

        99.3 Series 2000-1 Certificateholders Statement for the month of March 2000.